SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                        AXP California Tax-Exempt Trust
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                           AXP Dimensions Series, Inc.
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                         AXP Fixed Income Series, Inc.
                            AXP Global Series, Inc.
                       AXP Government Income Series, Inc.
                            AXP Growth Series, Inc.
                       AXP High Yield Income Series, Inc.
                     AXP High Yield Tax-Exempt Series, Inc.
                            AXP Income Series, Inc.
                         AXP International Series, Inc.
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                    AXP Partners International Series, Inc.
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                             AXP Stock Series, Inc.
                           AXP Strategy Series, Inc.
                          AXP Tax-Exempt Series, Inc.
                        AXP Tax-Free Money Series, Inc.
                  AXP Variable Portfolio - Income Series, Inc.
                AXP Variable Portfolio - Investment Series, Inc.
                 AXP Variable Portfolio - Managed Series, Inc.
               AXP Variable Portfolio - Money Market Series, Inc.
                 AXP Variable Portfolio - Partners Series, Inc.
                  AXP Variable Portfolio - Select Series, Inc.
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[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
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
Dear RiverSource Variable Portfolio Funds Shareholder:

Recently we mailed proxy materials for your RiverSource Variable Portfolio (VP) Funds. Unfortunately, an error occurred that may have caused you to receive a ballot that was misdirected to you. Please be assured that no client account information was misdirected.

We apologize for this inconvenience and want to make sure that your vote is correctly recorded.

Please complete the ballot contained in this mailing and cast your vote as soon as possible. Even if you have already voted, please vote again, and we will ensure that your ballot is recorded only once.

Specific instructions on how to vote via the telephone or Internet are printed on the enclosed ballot. Or, if you prefer, vote by mail using the enclosed prepaid envelope. Your vote is important to us.

A reminder: You may have also received proxy statements and ballots for your other RiverSource Funds. Please be sure to vote each proxy.

If you have questions, please call RiverSource Funds Proxy Client Service Center at (877) 256-6085. Representatives are able to assist you Monday through Friday, from 8 A.M. to 8 P.M. and Saturday, from 10 A.M. to 4 P.M. Central Time.

Thank you.


Sincerely,
RiverSource Funds








RiverSource Funds (formerly known as American Express Funds) are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc. RiverSource VP Funds are distributed by IDS Life Insurance Company.

To:      RiverSource Annuities Wholesalers
From:    RiverSource Funds
Subject: Quality Control Issue Impacts 4,500 RiverSource VP Funds Proxy Packets
Date:    January 19, 2006


This email is to inform you about an issue with the RiverSource Variable Portfolio (VP) Funds proxy mailing on December 28. This issue resulted in some shareholders receiving proxy materials, including a personalized ballot, intended for someone else. A relatively small number of clients and advisors were impacted. We want you to be aware of the issue and the steps we have taken to correct it.

Only those advisors who are impacted will be notified about this issue. Both the advisor email and the notification to clients are attached below for your reference.





2 Attachments




FOR BROKER-DEALER USE ONLY. THIS MATERIAL IS NOT FOR INSPECTION BY, DISTRIBUTION, OR QUOTATION TO, THE GENERAL PUBLIC.

RiverSource Funds (formerly known as American Express Funds) are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc. RiverSource VP Funds are distributed by IDS Life Insurance Company.

To:      Field Leadership
From:    RiverSource Funds
Subject: Quality Control Issue Impacts 4,500 RiverSource VP Funds Proxy Packets
Date:    January 19, 2006


This email is to inform you about an issue with the RiverSource Variable Portfolio (VP) Funds proxy mailing on December 28. This issue resulted in some shareholders receiving proxy materials, including a personalized ballot, intended for someone else. A relatively small number of clients and advisors were impacted. We want you to be aware of the issue and the steps we have taken to correct it.

Only those advisors who are impacted will be notified about this issue. Both the advisor email and the notification to clients are attached below for your reference.




2 Attachments




FOR BROKER-DEALER USE ONLY. THIS MATERIAL IS NOT FOR INSPECTION BY, DISTRIBUTION, OR QUOTATION TO, THE GENERAL PUBLIC.

RiverSource Funds (formerly known as American Express Funds) are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc. RiverSource VP Funds are distributed by IDS Life Insurance Company.

To:      Advisors of Clients Affected by VP Funds' Proxy Ballot Error
From:    RiverSource Annuities, RiverSource Insurance and RiverSource
         Investments
Subject: Quality Control Issue Impacts 4,500 Proxy Packets for RiverSource VP
         Funds
Date:    January 19, 2006

You are being sent this email because you have clients in RiverSource Variable Portfolio (VP) Funds who may have received the wrong ballot.

Background: There was an issue with the December 28, 2005, proxy solicitation mailing that impacted 4,500 proxy packages for the RiverSource Variable Portfolio (VP) Funds. This issue resulted in some shareholders receiving proxy materials, including a personalized ballot, intended for someone else.

Each ballot contains the client's name, address and the fund name that the ballot represents. All numbers located on the ballot card are the proxy vendor's internal control numbers and are not client account numbers. Please be assured that no client account information was misdirected.

Resolution: We have compiled a list of all shareholders included in the affected mailing. New proxy materials (proxy statement, ballot and business-response envelope) will be sent to these shareholders early next week. We will also include a note briefly explaining the issue, apologizing for it and asking shareholders to vote the enclosed ballots. A copy of the note from RiverSource Funds is attached below for your reference.

If your clients have questions about their ballot, the proxy resend, or any other proxy questions, please direct them to call the RiverSource Funds Proxy Client Service Center toll free at (877) 256-6085. The proxy service representatives are aware of the recent problem and are prepared to answer any questions that may arise. Representatives are available Monday through Friday, from 8 A.M. to 8 P.M. and Saturday from 10 A.M. to 4 P.M. Central Time.

RiverSource Annuities, RiverSource Insurance and RiverSource Investments deeply regret the concern and inconvenience that this problem may have caused.




FOR BROKER-DEALER USE ONLY. THIS MATERIAL IS NOT FOR INSPECTION BY, DISTRIBUTION, OR QUOTATION TO, THE GENERAL PUBLIC.

RiverSource Funds (formerly known as American Express Funds) are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc. RiverSource VP Funds are distributed by IDS Life Insurance Company.

Q&A Script Regarding Quality Control Issue for RiverSource Variable Portfolio Funds Proxy Mailing on December 28

Q: What was the issue with the December 28 proxy mailing of the RiverSource Variable Portfolio (VP) Funds?
A: ADP, the company that has been printing, packaging and mailing our proxies, recently mailed 4,500 proxy solicitations for RiverSource Variable Portfolio Funds that may have contained a ballot that was misdirected. This issue resulted in some shareholders receiving proxy materials, including a personalized ballot, intended for someone else.

Q: Was client account information (e.g., account numbers, social security number, etc.) on the ballot?
A: No. Each ballot contains the client's name, address and the fund name that the ballot represents, but does not include client account information. All numbers that appear on the ballot card are ADP's internal control numbers.

Q:   Why wasn't this corrected before the proxy statements were mailed to clients?
A:   The proxy packets were sealed and mailed before this issue was discovered.

Q:   What is being done to remedy the situation?
A: RiverSource Funds is working with ADP to execute a timely remailing of the proxy materials to affected VP Funds shareholders. ADP has compiled a list of all shareholders included in the affected mailing. New proxy materials (proxy statement, ballot and business-response envelope) will be sent to these shareholders early next week. We will also include a letter briefly explaining the issue, apologizing for the error and asking shareholders to vote the enclosed ballots. ADP's processes will ensure that shareholders' votes are recorded only once.

Q:   How are you communicating this issue to advisors?
A: A targeted email was sent to advisors who have clients impacted by this issue. Field leaders have also been sent an email to keep them informed.

Q: Who should clients call if they have questions about this issue or any RiverSource Funds or RiverSource VP Funds proxy?
A: Clients should call RiverSource Funds Proxy Client Service Center toll free at (877) 256-6085. The proxy service representatives are aware of the recent problem and are prepared to answer any questions that may arise. Representatives are available Monday through Friday, from 8 A.M. to 8 P.M. and Saturday from 10 A.M. to 4 P.M. Central Time.


RiverSource Funds (formerly known as American Express Funds) are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc. RiverSource VP Funds are distributed by IDS Life Insurance Company.

                                                  [RIVERSOURCE INVESTMENTS LOGO]

                                                                January 20, 2006

Dear Shareholder:

We recently sent you proxy materials for RiverSource Mutual and Variable Portfolio Funds formerly known as American Express(R) Funds. As of the date of this letter, we have not received your vote. If you have already submitted your vote, please disregard this notice. Your vote is important regardless of the number of shares you own - please take the time to vote today.

As noted in the proxy statement, the Funds have various proposals up for vote. Shareholders of the Funds are being asked to take action on the following items:

o     Election of Board Members

o     Amend the Articles of Incorporation for applicable funds

o     Approve an Investment Management Service Agreement

o     Approve various Subadvisory Agreements for applicable funds

o     Approve Changes in Fundamental Policies for applicable funds

The Board of Directors recommends approving these proposals. We encourage you to vote as soon as possible using one of the options below.

o Log on to the Internet site shown on your proxy card(s) and follow the on-screen instructions; or

o Call the toll-free telephone number shown on your proxy card(s) and follow the recorded instructions; or

o Mark, sign and mail the enclosed proxy card(s) in the postage-paid envelope provided.

Voting by Internet or telephone is faster and makes it easier for the Funds to process your vote.

If you cannot locate your proxy materials or have questions about the proxy statement, please call us toll-free at 1- 877-256-6085. A Client Services Representative will be pleased to assist you.

Thank you for your time and attention to this important matter.

                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

                                                                          COMMON

                                                  [RIVERSOURCE INVESTMENTS LOGO]

                                                                January 20, 2006

Dear Shareholder:

We recently sent you proxy materials for RiverSource Mutual and Variable Portfolio Funds formerly known as American Express(R) Funds. As of the date of this letter, we have not received your vote. If you have already submitted your vote, please disregard this notice. Your vote is important regardless of the number of shares you own - please take the time to vote today.

As noted in the proxy statement, the Funds have various proposals up for vote. Shareholders of the Funds are being asked to take action on the following items:

o     Approve the Agreement and Plan of Reorganization

o     Election of Board Members

o     Amend the Articles of Incorporation for applicable funds

o     Approve an Investment Management Service Agreement

o     Approve a Subadvisory Agreement for applicable funds

The Board of Directors recommends approving these proposals.

We encourage you to vote as soon as possible using one of the options below.

o Log on to the Internet site shown on your proxy card(s) and follow the on-screen instructions; or

o Call the toll-free telephone number shown on your proxy card(s) and follow the recorded instructions; or

o Mark, sign and mail the enclosed proxy card(s) in the postage-paid envelope provided.

Voting by Internet or telephone is faster and makes it easier for the Funds to process your vote.

If you cannot locate your proxy materials or have questions about the proxy statement, please call us toll-free at 1-877-256-6085. A Client Services Representative will be pleased to assist you.

Thank you for your time and attention to this important matter.

                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

                                                                         MERGERS